UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  May 22, 2007



                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Delaware                         0-20022               31-1227808
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(State or other jurisdiction    (Commission            (IRS Employer
of incorporation)               File Number)           Identification No.)


                     1020 Petersburg Road, Hebron, KY 41048
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              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective May 22, 2007, pursuant to his Employment Agreement, the Company approved a pay plan for fiscal 2007 for Kevin Gregory, Senior Vice President and Chief Financial Officer. The pay plan provides for an increase in annual base salary to $310,000. The pay plan also provides for awards of restricted shares of common stock as follows: 11,500 shares granted upon approval of the pay plan; 11,500 shares upon the first anniversary of the pay plan; and 11,500 shares upon the second anniversary of the pay plan. All awards of restricted shares are subject to a three year vesting schedule and are also subject to any other conditions contained in the Company's 2002 Amended and Restated Stock Incentive Plan and the related award agreement.

Mr. Gregory's pay plan approved for 2007 includes a cash retention bonus of $45,000, which is subject to pro-rated reimbursement if Mr. Gregory leaves the Company or is terminated for cause within the initial three year term of the pay plan. Mr. Gregory's pay plan includes quarterly cash bonuses of up to $50,000, and an annual cash bonus potential of up to $100,000 and options to acquire up to 45,000 shares of common stock in the event the Company meets certain performance-related criteria during fiscal year 2007. The stock options are subject to a three year vesting schedule. In addition, if the second of the three benchmarks of the year-end Company performance target is reached, the base salary for Mr. Gregory for fiscal year 2008 shall be increased to $325,000.

In the event Mr. Gregory's employment is terminated without cause, he will be entitled to receive twelve months severance pay, and all deferred compensation, stock options, and restricted share grants will vest immediately.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (D)  EXHIBITS.

10(iii)(o)(2)   2007 Compensation Plan of Kevin Gregory, dated May 22, 2007.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         POMEROY IT SOLUTIONS, INC.
                                         --------------------------


Date:  May 29, 2007                      By:  /s/  Kevin G. Gregory
                                         ---------------------------------------
                                         Kevin G. Gregory, Senior Vice President
                                         and Chief Financial Officer